UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 8, 2010, Cerus Corporation issued a press release announcing results of its Phase 1 clinical trial of the INTERCEPT Blood System for Red Blood Cells. The press release, dated February 8, 2010, entitled “Cerus Corporation Reports Positive Outcome of Phase 1 Clinical Trial of INTERCEPT Red Blood Cells” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 8, 2010, entitled “Cerus Corporation Reports Positive Outcome of Phase 1 Clinical Trial of INTERCEPT Red Blood Cells.”

1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: February 8, 2010	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Accounting Officer

2.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 8, 2010, entitled “Cerus Corporation Reports Positive Outcome of Phase 1 Clinical Trial of INTERCEPT Red Blood Cells.”

3.